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                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT

Except as otherwise noted, Union Texas Petroleum Holdings, Inc. (the "Company") holds, either directly or indirectly, all or substantially all of the voting stock of the following corporations. Except as otherwise noted, all of the corporations are incorporated in the state of Delaware.

ENSTAR Corporation (1)
ENSTAR Indonesia, Inc. (1)
ENSTAR Petroleum, Ltd. (1)(2)
Four Oaks Insurance, Ltd. (3)
Purchasing Services Inc. (1)
Unicon Producing Company (4)
Unimar Company (5)
Union Texas A&E-1, Inc.
Union Texas A&E-2, Inc.
Union Texas A&E-3, Inc.
Union Texas A&E-4, Inc.
Union Texas A&E-5, Inc.
Union Texas Acadia Corporation
Union Texas Adriatic, Inc.
Union Texas Alaska, L.L.C. (6)
Union Texas Albion, Inc.
Union Texas Algeria Limited (7)
Union Texas (Argentina) Ltd.
Union Texas Asia Corporation
Union Texas Azerbaijan Limited (7)
Union Texas Azerbaijan Services Limited (7)
Union Texas Bangladesh, Inc.
Union Texas Barakan, Inc.
Union Texas Bohai Limited (7)
Union Texas Brasil, Inc.
Union Texas Britannia Limited (8)
Union Texas Carthage, Inc.
Union Texas Central Asia Limited (7)
Union Texas Congolais Limited (7)
Union Texas de Bolivia Limited (7)
Union Texas de Ecuador Limited (7)
Union Texas Development Corporation
Union Texas do Brasil Limited (7)
Union Texas East Kalimantan Limited (7)
Union Texas Energy Development Limited (8)
Union Texas Espana, Inc.
Union Texas Finance, Inc.
Union Texas Gas Limited (8)
Union Texas Hellas, Inc.
Union Texas I Corporation
Union Texas International Corporation


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A&E-2, Ltd. (9)
A&E-3, Ltd. (9)
A&E-4, Ltd. (9)
A&E-5, Ltd. (9)
Union Texas Jordan Limited (7)
Union Texas (Kai) Limited (7)
Union Texas Lok Batan Limited (7)
Union Texas Petroleum Energy Corporation
Union Texas MA-1, Inc.
Union Texas MA-2, Inc.
Union Texas MA-3, Inc.
Union Texas MA-4, Inc.
Union Texas MA-5, Inc.
Union Texas MA-2, Ltd. (9)
Union Texas MA-3, Ltd. (9)
Union Texas MA-4, Ltd. (9)
Union Texas MA-5, Ltd. (9)
Union Texas Maghreb, Inc.
Union Texas Methane, Inc.
Union Texas Metropole, S.A. (10)
Union Texas Offshore Alpha-1, Inc.
Union Texas Offshore Alpha-2, Inc.
Union Texas Offshore Alpha-3, Inc.
Union Texas Offshore Alpha-4, Inc.
Union Texas Offshore Alpha-5, Inc.
Union Texas Offshore Alpha-2, Ltd. (9)
Union Texas Offshore Alpha-3, Ltd. (9)
Union Texas Offshore Alpha-4, Ltd. (9)
Union Texas Offshore Alpha-5, Ltd. (9)
Union Texas Offshore Beta-1, Inc.
Union Texas Offshore Beta-2, Inc.
Union Texas Offshore Beta-3, Inc.
Union Texas Offshore Beta-4, Inc.
Union Texas Offshore Beta-5, Inc.
Union Texas Offshore Beta-2, Ltd. (9)
Union Texas Offshore Beta-3, Ltd. (9)
Union Texas Offshore Beta-4, Ltd. (9)
Union Texas Offshore Beta-5, Ltd. (9)
Union Texas Offshore Corporation
Union Texas PNG, Inc.
Union Texas Pakistan, Inc.
Union Texas Pakistan Power Limited (7)
Union Texas Petrochemicals Corporation
Union Texas Petrochemicals Pipeline, Inc.
Union Texas Petroleum Limited (8)
Union Texas Petroleum Services Corporation
Union Texas Power Development Limited (7)


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Union Texas Qobustan Limited (7)
Union Texas Qobustan Operations Limited (7)
Union Texas (Rebi) Limited (7)
Union Texas South Atlantic, Inc.
Union Texas (South East Asia) Inc.
Union Texas South Pacific, Inc.
Union Texas (Tanimbar) Limited (7)
Union Texas Tomori, Inc.
Union Texas Trading Corporation
Union Texas Trans-Caucasus, Inc.
Union Texas (Transnational) Limited (7)
Union Texas Transportation Limited (8)
Union Texas Trinidad Limited (7)
Union Texas Tunisia, Inc.
Union Texas Venezuela Limited (7)
Union Texas Yemen Limited (7)
Union Texas Zulia, Inc. (11)
Unistar, Inc.
VICO 7.5, Inc. (1)
Virginia Indonesia Company (1)
Virginia Services, Ltd. (1)
VICO Services, Inc. (1)
VICO Enterprises, Inc.
VICO Enterprises International B.V. (12)
Virginia International Company (1)



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(1)      Direct or indirect subsidiary of Unimar Company.
(2)      Incorporated under the laws of Alberta, Canada.
(3)      Incorporated under the laws of Bermuda.
(4) A Texas general partnership between a subsidiary of the Company and Continental Can Europe, Inc.
(5) A Texas general partnership between a subsidiary of the Company and a subsidiary of LASMO plc, a U.K. company.
(6)      Delaware Limited Liability Company.
(7)      Incorporated under the laws of The Bahamas.
(8)      Incorporated under the laws of the United Kingdom.
(9)      Incorporated under the Laws of the Cayman Islands.
(10)     Incorporated under the laws of France.
(11)     Incorporated under the laws of the State of California.
(12)     Incorporated under the laws of The Netherlands.

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